UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K


                                CURRENT REPORT

  Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934


Date of Report (Date of earliest event reported):       February 9, 2005


                           ROCK OF AGES CORPORATION
            (Exact name of registrant as specified in its charter)


        Delaware                       0-29464              03-0153200
(State or other jurisdiction         (Commission          (I.R.S. Employer
   of incorporation)                 File Number)        Identification Number)


               772 Graniteville Road, Graniteville Vermont  05654
              (Address of principal executive offices)    (Zip Code)


                                (802) 476-3121
             (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                           ROCK OF AGES CORPORATION

                                   FORM 8-K

Item 1.01     Entry into a Material Definitive Agreement

              On February 9, 2005, the Compensation Committee of the Board of Directors of Rock of Ages Corporation (the "Corporation") determined respective bonus amounts for 2004, and increased the respective base salaries for 2005, to be paid to certain officers, including the following bonuses and salary increases for certain of our executive officers:

              Name and Title of
              Executive Officer       2005 Base Salary          2004 Bonus

              Jon M. Gregory,         $420,004, including       $30,000
              President and           $100,000 of deferred
              Chief Operating         salary (increased from
              Officer/Quarries        $300,004, including
              Division                $40,000 of deferred
                                      salary)

              Kurt M. Swenson,        $485,000, including       none
              President, Chief        $100,000 of deferred
              Executive Officer       salary (increased from
              and Chairman of         $445,000, including
              the Board of            $85,000 of deferred
              Directors               salary)

              Rick Wrabel,            $320,004                  $20,000
              President and           (increased from
              Chief Operating         $280,008)
              Officer/Memorials
              Division


              We have not entered into an employment agreement with Mr. Gregory. A summary of Mr. Swenson's employment agreement has been included in our proxy statements, and a copy of the agreement has been filed as an exhibit to our annual reports on Form 10-K. A copy of Mr. Wrabel's employment agreement was filed as an exhibit to our quarterly report on Form 10-Q for the quarter ended March 31, 2004. The other terms of Mr. Swenson's and Mr. Wrabel's employment, as set forth in their respective employment agreements, remain unchanged.

Item 8.01     Other Events

              On February 9, 2005, the Board of Directors of the Corporation declared a quarterly cash dividend of $0.025 for each share of common stock, payable on March 15, 2005 to stockholders of record on February 21, 2005. The Corporation expects to announce its earnings for the fourth quarter, as well as the 2004 fiscal year, on or about February 24, 2005.

                           ROCK OF AGES CORPORATION


                                   FORM 8-K


         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         ROCK OF AGES CORPORATION


Dated: February 11, 2005                 By:  /s/ Michael B. Tule
                                              ------------------------------
                                              Michael B. Tule
                                              Vice President/General Counsel